Exhibit 10

                          Independent Auditors' Consent

The Board of Directors
American Fidelity Assurance Company

We consent to the use of our reports included herein and the reference to our firm under the heading "Custodian and Independent Accountants" in the Statement of Additional Information.

                                      /s/ KPMG LLP


Oklahoma City, Oklahoma
April 30, 2002